Unearned Revenue	12 Months Ended
Dec. 31, 2022
Unearned Revenue [Abstract]
Unearned revenue
11.	Unearned revenue

	2022	2021
	In thousands of USD
Unearned revenue	$1,146	$1,273
Total	$1,146	$1,273

Unearned revenue refers to the payment received from a customer before the Company transfers the related services in advance. Unearned revenue primarily consists of advanced payment received from customers for which the Company’s revenue recognition criteria have not been met. The unearned revenue will be recognized as revenue once the criteria for revenue recognition have been met. The unearned revenue amounted to $1,273 was totally recognized in the revenue of FY2022.